Exhibit 10.1

SECOND OMNIBUS AMENDMENT

THIS SECOND OMNIBUS AMENDMENT (this “Amendment”) is entered into as of January 30, 2012, by and among:

(i) GMF LEASING WAREHOUSE TRUST, a Delaware statutory trust (the “Issuer”);

(ii) AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation (“AmeriCredit”);

(iii) ACAR LEASING LTD., a Delaware statutory trust (the “Titling Trust”);

(iv) GMF LEASING LLC, a Delaware limited liability company (the “Depositor”);

(v) APGO TRUST, a Delaware statutory trust (the “Settlor”);

(vi) DEUTSCHE BANK AG, NEW YORK BRANCH (“Deutsche Bank”), as an Administrative Agent (under the “Note Purchase Agreement” (as defined below) and as Agent for the DB Purchaser Group;

(vii) JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as an Administrative Agent (under the Note Purchase Agreement) and as Agent for the JPM Purchaser Group; and

(viii) WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as Administrative Agent (under the “Exchange Note Supplement” (as defined below) and the “Credit and Security Agreement” (as defined below)), Collateral Agent, Indenture Trustee and 2011-A Exchange Noteholder.

Capitalized terms used herein and not defined herein shall have the meanings given to such terms in Appendix 1 to the Exchange Note Supplement or, if not defined therein, such terms shall have the meanings given to them in Appendix A to the Credit and Security Agreement or, if not defined therein, such terms shall have the meanings given to them in the Note Purchase Agreement.

PRELIMINARY STATEMENTS

A. The Titling Trust, as Borrower, AmeriCredit, as Lender and Servicer, and Wells Fargo, as Administrative Agent and Collateral Agent, are party to that certain Credit and Security Agreement, dated as of January 31, 2011 (the “Credit and Security Agreement”).

B. The Titling Trust, as Borrower, AmeriCredit, as Lender and Servicer, and Wells Fargo, as Administrative Agent and Collateral Agent, are party to that certain 2011-A Exchange Note Supplement to the Credit and Security Agreement, dated as of January 31, 2011 (the “Exchange Note Supplement”).

C. The Issuer, Deutsche Bank, as an Indenture Administrator, JPMorgan, as an Indenture Administrator, AmeriCredit, as Servicer, and Wells Fargo, as Indenture Trustee, are party to that certain Indenture, dated as of January 31, 2011 (the “Indenture”).

D. The Issuer, AmeriCredit, as Servicer, the Depositor, as Seller, the financial institutions party thereto, as Purchasers, the Agents party thereto, Deutsche Bank, as an Administrative Agent, JPMorgan, as an Administrative Agent, and Wells Fargo, as Indenture Trustee, are party to that certain note purchase agreement, dated as of January 31, 2011 (the “Note Purchase Agreement”).

E. The Titling Trust, AmeriCredit, as Servicer, the Settlor and Wells Fargo, as Collateral Agent, are party to that certain Amended and Restated Servicing Agreement, dated as of January 31, 2011 (the “Servicing Agreement”).

F. The Titling Trust, AmeriCredit, as Servicer, the Settlor and Wells Fargo, as Backup Servicer, Collateral Agent and Indenture Trustee, are party to that certain 2011-A Servicing Supplement, dated as of January 31, 2011 (the “Servicing Supplement” and together with the Credit and Security Agreement, the Exchange Note Supplement, the Indenture, the Note Purchase Agreement and the Servicing Agreement, the “Agreements”).

Each of the parties hereto desires to amend each of the Agreements to which it is a party on the terms and conditions set forth herein.

SECTION 1. Amendments to the Exchange Note Supplement. The Exchange Note Supplement is hereby amended as follows:

1.01 Section 2.1(b)(iii) therein is amended and restated in its entirety as follows:

(b)(iii) the “Cutoff Date” with respect to any Allocation Date, will be the first Business Day immediately preceding such Allocation Date;

1.02 Section 2.5(a) therein is amended and restated in its entirety as follows:

(a) For each Payment Date, the amount of principal payable on the 2011-A Exchange Note (the “Exchange Note Principal Payment Amount”) will be an amount equal to the sum of (i) the difference between (A) the Designated Pool Balance as of the first day of the related Collection Period or, if any Allocation Date or Reallocation Date occurred in the related Collection Period, as of the most recently occurring Cutoff Date or Reallocation Cutoff Date, as applicable, and (B) the Designated Pool Balance as of the last day of the related Collection Period, plus (ii) without duplication of the amount calculated pursuant to clause (i), the sum of the Securitization Values of those 2011-A Lease Agreements and the related 2011-A Leased Vehicles that constituted Eligible Collateral Assets as of the first day of the related Collection Period or, if any Allocation Date or Reallocation Date occurred in the related Collection Period, as of the most recently occurring Cutoff Date or Reallocation Cutoff Date, as applicable, that were included in the 2011-A Designated Pool as of the last day of the related Collection Period but that were no longer Eligible Collateral Assets as of such last day plus (iii) the portion of the Exchange Note Principal Payment Amount, if any, that was not paid on any prior Payment Date. The entire outstanding 2011-A Exchange Note Balance will become due and payable on the Exchange Note Final Scheduled Payment Date.

1.03 Section 2.6(b) therein is amended and restated in its entirety as follows:

(b) Subject to the satisfaction of the conditions precedent set forth in Sections 2.09(b) and 2.09(c) of the Indenture, the Lender may, from time to time, elect to repay all or a portion of the Exchange Note Balance by reallocating all or a portion of the Collateral Leases and Collateral Leased Vehicles from the 2011-A Designated Pool to the Lending Facility Pool. To exercise such option, the Lender will, (i) no later than 1:00 p.m. New York time on the second (2nd) Business Day preceding such Exchange Note Repayment Date, (A) provide the Indenture Trustee and the Indenture Administrative Agents with a notice setting forth the related Exchange Note Purchase Price and the new Exchange Note Balance and the new Exchange Note Interest Rate following such reallocation and (B) deliver an updated Schedule of 2011-A Lease Agreements and 2011-A Leased Vehicles to the Issuer, the Indenture Trustee, the Collateral Agent and the Indenture Administrative Agents and (ii) no later than 12:00 p.m. New York time on such Exchange Note Repayment Date, deposit in the 2011-A Exchange Note Collection Account the Exchange Note Purchase Price, which amount will be applied on the related Payment Date or Exchange Note Repayment Date in accordance with Section 5.1 (and will then be further applied pursuant to Section 8.03 of the Indenture) and will under all circumstances be sufficient to repay the outstanding principal on the Notes so that the Note Principal Balance shall not exceed the 2011-A Borrowing Base following such Reallocation. Notwithstanding the foregoing, if the amount that the Lender is obligated to deposit to the 2011-A Exchange Note Collection Account in accordance with clause (ii) of the preceding sentence on any Payment Date or Exchange Note

Repayment Date is greater than the Reallocation Price related to the corresponding Reallocation occurring on such date, then the Lender may (1) elect to deposit an amount equal to the Reallocation Price to the 2011-A Exchange Note Collection Account in full satisfaction of its obligations pursuant to such clause (ii) and (2) will be deemed to have deposited the full amount required pursuant to such clause (ii) for all purposes hereunder.

1.04 Section 2.6 therein is amended by adding the following new Section 2.6(e):

(e) AmeriCredit may not effect the cancellation of the 2011-A Exchange Note pursuant to Section 4.7 of the Credit and Security Agreement unless the 2011-A Exchange Note has been released from the lien of the Indenture pursuant to Section 8.04 thereof or unless it has purchased such 2011-A Exchange Note in accordance with an Optional Purchase.

1.05 The reference to “redeemed” in the final paragraph of Section 5.1 therein is deleted and replaced with “repaid.”

SECTION 2. Amendments to Appendix 1 to the Exchange Note Supplement. Appendix 1 to the Exchange Note Supplement is hereby amended as follows:

2.01 The definition of “Commitment Termination Date” therein is amended and restated in its entirety as follows:

“Commitment Termination Date” means, with respect to a Committed Purchaser, January 28, 2013, as such date may be extended by such Committed Purchaser from time to time in accordance with Section 2.2(c) of the Note Purchase Agreement.

2.02 The definition of “Excess Single Model Concentration Amount” therein is amended and restated in its entirety as follows:

“Excess Single Model Concentration Amount” means, as of any date of determination, an amount equal to the excess, if any, of (a) the aggregate Securitization Value of the Eligible Collateral Assets relating to Leased Vehicles that are any single motor vehicle model as of the close of business on the last day of the immediately preceding Collection Period (giving effect to any Allocation or Reallocation since the last day of such Collection Period) over (b) an amount equal to 35.0% of the Eligible Collateral Balance as of such date (giving effect to any Allocation or Reallocation since the last day of such Collection Period).

2.03 The definition of “Excess State One Concentration Amount” therein is amended and restated in its entirety as follows:

“Excess State One Concentration Amount” means, as of any date of determination, an amount equal to the excess, if any, of (a) the aggregate Securitization Value of the Eligible Collateral Assets relating to Lessees located in State One as of the close of business on the last day of the immediately preceding Collection Period (giving effect to any Allocation or Reallocation since the last day of such Collection Period) over (b) an amount equal to 50.0% of the Eligible Collateral Balance as of such date (giving effect to any Release or Transfer since the last day of such Collection Period).

2.04 The definition of “Excess State Two Concentration Amount” therein is amended and restated in its entirety as follows:

“Excess State Two Concentration Amount” means, as of any date of determination, an amount equal to the excess, if any, of (a) the aggregate Securitization Value of the Eligible Collateral Assets relating to Lessees located in State Two as of the close of business on the last day of the immediately preceding Collection Period (giving effect to any Allocation or Reallocation since the last day of such Collection Period) over (b) an amount equal to 50.0% of the Eligible Collateral Balance as of such date (giving effect to any Allocation or Reallocation since the last day of such Collection Period).

2.05 The definition of “Excess Other State Concentration Amount” therein is amended and restated in its entirety as follows:

“Excess Other State Concentration Amount” means, as of any date of determination, an amount equal to the sum, with respect to each State, other than the State One or State Two, of the excess, if any, of (a) the aggregate Securitization Value of the Eligible Collateral Assets relating to Lessees located in such State as of the close of business on the last day of the immediately preceding Collection Period (giving effect to any Allocation or Reallocation since the last day of such Collection Period) over (b) an amount equal to 50.0% of the Eligible Collateral Balance as of such date (giving effect to any Allocation or Reallocation since the last day of such Collection Period).

2.06 The definition of “Exchange Note Purchase Price” therein is amended and restated in its entirety as follows:

“Exchange Note Purchase Price” means an amount equal to the sum of (a) the aggregate Securitization Values of all the Lease Agreements that are the subject of the related Reallocation plus (b) any additional amount needed to cause the Exchange Note Purchase Price to equal the Reallocation Price related to the corresponding Reallocation.

2.07 The definition of “Exchange Note Repayment Date” therein is amended and restated in its entirety as follows:

“Exchange Note Repayment Date” means any date specified by the Lender for the repayment of all or a portion of the 2011-A Exchange Note pursuant to Section 2.6(b) of the Exchange Note Supplement.

2.08 The definition of “Reallocation Price” therein is amended and restated in its entirety as follows:

“Reallocation Price” means with respect to any Reallocation on any Reallocation Date an amount equal to the lesser of (i) the sum of (A) the aggregate Securitization Value of the 2011-A Lease Agreements that are the subject of such Reallocation as of the close of business on the last day of the immediately preceding Collection Period plus the (B) the amount of imputed interest on each such 2011-A Lease Agreement at a rate per annum equal to the Discount Rate with respect to such 2011-A Lease Agreement for the period from and including the Payment Date immediately preceding such Reallocation Date to but excluding such Release Date plus (C) any additional amounts necessary to ensure that the Note Principal Balance is reduced to the 2011-A Borrowing Base, after giving effect to the related Reallocation, and (ii) the sum of (A) the amount necessary to reduce the Note Principal Balance to the 2011-A Borrowing Base, after giving effect to the related Reallocation, plus (B) unpaid interest that has accrued through the related Interim Payment Date on such repaid portion of the Note Principal Balance plus (C) the amounts, if any, required to be deposited to the Indenture Collections Account pursuant to the proviso to Section 8.3(b) of the Indenture.

SECTION 3. Amendments to the Indenture. The Indenture is hereby amended as follows:

3.01 Section 8.3(b) therein is amended and restated in its entirety as follows:

(b) In connection with each Reallocation that occurs on a date that is not a Payment Date, the Issuer shall apply the related Reallocation Price on the related Reallocation Date (each an “Interim Payment Date”) to the repayment of all or a portion of the outstanding principal of the Notes (to the extent necessary to reduce the Note Principal Balance to the 2011-A Borrowing Base, after giving effect to the related Reallocation) and to the payment of unpaid interest that has accrued through such Interim Payment Date on such repaid portion of the principal on the Notes; provided, that after giving effect to such payments, an aggregate amount sufficient to make any payments of interest, fees and expenses that will be due and payable on the next Payment Date must be on deposit in the Indenture Collections Account and the 2011-A Exchange Note Collection Account (to the extent that such amounts would be distributable on the 2011-A Exchange Note on such Payment Date) or the

Reallocation Price must be increased so that any shortfall in such amount may be deposited from the remainder of such Reallocation Price into the Indenture Collections Account, and any such amounts will be so deposited into the Indenture Collections Account.

SECTION 4. Amendments to the Note Purchase Agreement. The Note Purchase Agreement is hereby amended as follows:

4.01 The definition of “Commitment Termination Date” in Section 1.1 therein is amended and restated in its entirety as follows:

“Commitment Termination Date” shall mean, with respect to a Committed Purchaser, January 28, 2013, as such date may be extended by such Committed Purchaser from time to time in accordance with subsection 2.2(c) hereof.

4.02 Article 9 therein is amended by adding the following new Section 9.19:

9.19 Acknowledgment by the Issuer, Seller and Purchasers. Each of the Issuer, the Seller and the Purchasers represents and warrants as to itself that each remittance of amounts payable by the Seller or the Issuer to a Purchaser under the Note, this agreement or the Indenture will have been (i) in payment of debt incurred by the Seller or the Issuer, as applicable, in the ordinary course of business or financial affairs of the Seller or the Issuer, as applicable, and (ii) made in the ordinary course of business or financial affairs of the Seller or the Issuer, as applicable and the Purchasers.

SECTION 5. Amendment to Schedule II to the Note Purchase Agreement. Schedule II to the Note Purchase Agreement is hereby deleted in its entirety and replaced with Schedule II attached hereto.

SECTION 6. Amendments to the Servicing Supplement. The Servicing Supplement is hereby amended as follows:

6.01 All references to “Reallocation Payment” in Sections 2.05(a), 2.05(b) and 2.05(c) therein are deleted and replaced with “Repurchase Payment.”

SECTION 7. Amendments to the Credit and Security Agreement. The Credit and Security Agreement is hereby amended as follows:

7.01 The reference to “Redemption Date” in Section 4.5 therein is deleted and replaced with “Exchange Note Redemption Date.”

7.02 Section 4.7 therein is amended and restated in its entirety as follows:

Cancellation of Exchange Notes. In connection with an optional redemption in full of an Exchange Note pursuant to the applicable Servicing Supplement or Exchange Note Supplement, the Servicer (provided, that the Servicer and the Lender are the same entity), by notice to the Borrower, the Lender, the Collateral Agent and the Administrative Agent, may, pursuant to such Servicing Supplement or Exchange Note Supplement, as applicable, request that the Borrower cancel the Exchange Note. Upon such request, the Borrower will, pursuant to this Section 4.07, cancel the Exchange Note and, upon cancellation, if no other Exchange Notes related to such Designated Pool are Outstanding, the applicable Designated Pool will be deemed to no longer exist and the Collateral Lease Agreements and related Collateral Leased Vehicles included in such Designated Pool will be reallocated to the Lending Facility Pool.

7.03 The reference to “Exchange Note Purchase Price” in Section 10.4(a)(iii) therein is deleted and replaced with “Exchange Note Redemption Price.”

SECTION 8. Amendments to Appendix A to the Credit and Security Agreement. Appendix A to the Credit and Security Agreement is hereby amended as follows:

8.01 The definition of “Exchange Note Purchase Price” therein is amended and restated in its entirety as follows:

“Exchange Note Redemption Price” means, the amount payable with respect to the redemption in full of an Exchange Note as set forth in the applicable Servicing Supplement or Exchange Note Supplement.

8.02 The definition of “Exchange Note Redemption Date” therein is amended and restated in its entirety as follows:

“Exchange Note Redemption Date” means, with respect to the redemption in full of any Exchange Note and in connection with which such Exchange Note is to be cancelled pursuant to Section 4.7 of the Credit and Security Agreement, the date on which such redemption is to occur pursuant to the terms of the applicable Servicing Supplement or Exchange Note Supplement.

8.03 The definition of “Reallocation Payment” therein is amended and restated in its entirety as follows:

“Repurchase Payment” means, with respect to any Lease Agreement that is to be purchased by the Servicer pursuant to Section 2.6 of the Basic Servicing Agreement or reallocated from the related Designated Pool to the Lending Facility Pool in accordance with the related Servicing Supplement or Exchange Note Supplement due to the breach of any representation, warranty or covenant under such Servicing Supplement or Exchange Note Supplement, either (A) the Securitization Value of such Lease Agreement as of the end of the Collection Period in which (1) the cure period ended with respect to Section 2.6(b) of the Basic Servicing Agreement or (2) the Servicer discovers or receives notice of such change with respect to Section 2.6(c) of the Basic Servicing Agreement or (ii) with respect to any Lease Agreement allocated to a Designated Pool, the purchase price as set forth in the related Servicing Supplement or Exchange Note, as applicable, if a separate calculation of the “Repurchase Payment” is set forth therein.

8.04 The definition of “Record Date” therein is amended and restated in its entirety as follows:

“Record Date” means, with respect to a Payment Date or Exchange Note Redemption Date, the close of business on the day immediately preceding such Payment Date or Exchange Note Redemption Date.

SECTION 9. Amendment to the Servicing Agreement. The Servicing Agreement is hereby amended as follows:

9.01 All references to “Reallocation Payment” in Section 2.6 therein are deleted and replaced with “Repurchase Payment.”

SECTION 10. Noteholder and Committed Purchaser Consents. (i) Deutsche Bank AG and JPMorgan, together as Holders of 100% of the Note Principal Balance of the Outstanding Notes, hereby consent to this Amendment and pursuant to Section 7.1(a) of the Exchange Note Supplement, hereby direct the Indenture Trustee, as 2011-A Exchange Noteholder, to enter into and execute this Amendment and (ii) Deutsche Bank Trust Company Americas and JPMorgan, together as Committed Purchasers holding 100% of the Total Commitment, hereby consent to this Amendment pursuant to Sections 2.2(c) and 9.1(a) of the Note Purchase Agreement.

SECTION 11. Effective Date. The parties to this Amendment, by executing and delivering this Amendment, intend to amend the Exchange Note Supplement, Appendix 1 to the Exchange Note Supplement, the Indenture, the Note Purchase Agreement, Schedule II to the Note Purchase Agreement, the Servicing Supplement, the Credit and Security Agreement, Appendix A to the Credit and Security Agreement and the Servicing Agreement, on the terms and conditions set forth in this Amendment, as of the date hereof.

SECTION 12. Covenants, Representation and Warranties of the Issuer, the Depositor, the Titling Trust, AmeriCredit and the Settlor.

12.01 Upon the effectiveness of this Amendment, each of the Issuer, the Depositor, the Titling Trust, AmeriCredit and the Settlor hereby (i) reaffirms all covenants, representations and warranties made by it in the Agreements to which it is a party to the extent the same are not amended hereby and (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

12.02 Each of the Issuer, the Depositor, the Titling Trust, AmeriCredit and the Settlor hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 13. Ratification. Each Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

SECTION 14. Reference to and Effect on the Agreements.

14.01 Upon the effectiveness of this Amendment, (i) each reference in an Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to such Agreement as amended hereby, and (ii) each reference to an Agreement in any document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to such Agreement as amended hereby.

14.02 Except as specifically amended above, the terms and conditions of each Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

14.03 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Agents under any of the Agreements or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 15. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 16. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

SECTION 17. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 18. Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as (i) Owner Trustee of the Titling Trust, in the exercise of the powers and authority conferred and vested in it under the Titling Trust Agreement and (ii) Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Issuer Trust Agreement (b) each of the representations, undertakings and agreements herein made on the part of the Titling Trust and the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Titling Trust or the Issuer, as applicable, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Titling Trust or the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Titling Trust or the Issuer under this Amendment or the other related documents.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

GMF LEASING WAREHOUSE TRUST, as Issuer

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC., as Lender and as Servicer

By:
Name:
Title:

ACAR LEASING LTD., as Titling Trust and as Borrower

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee on behalf of the Titling Trust

By:
Name:
Title:

GMF LEASING LLC, as Seller

By:
Name:
Title:

[Signature Page to Second Omnibus Amendment to GMF 2011 Warehouse]

APGO TRUST, as Settlor

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee on behalf of the Settlor

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (under the Exchange Note Supplement and Credit and Security Agreement), Collateral Agent, Indenture Trustee, and 2011-A Exchange Noteholder

By:
Name:
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as an Administrative Agent (under the Note Purchase Agreement) and as Agent for the DB Purchaser Group

By:
Name:
Title:

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as an Administrative Agent (under the Note Purchase Agreement) and as Agent for the JPM Purchaser Group

By:
Name:
Title:

[Signature Page to Second Omnibus Amendment to GMF 2011 Warehouse]

ACKNOWLEDGED AND AGREED TO:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Committed Purchaser

By:
Name:
Title:

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Committed Purchaser

By:
Name:
Title:

CHARIOT FUNDING LLC, successor by merger to Falcon Asset Securitization LLC, as Conduit Purchaser

By:	JPMorgan Chase Bank, N.A., as its Attorney-in-Fact

By:
Name:
Title:

[Signature Page to Second Omnibus Amendment to GMF 2011 Warehouse]

SCHEDULE II

Commercial Paper Rates

Name of CP Conduit	Commercial Paper Rate

Chariot Funding LLC:	The Commercial Paper Rate with respect to Chariot Funding LLC (“Conduit”) means the Daily/30 Day LIBOR Rate. For the purposes of this definition, Daily/30 Day LIBOR Rate shall mean, for any day, a rate per annum equal to the thirty (30) day London-Interbank Offered Rate appearing on the Bloomberg BBAM (British Bankers Association) Page (or on any successor or substitute page of such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time in accordance with its customary practices for purposes of providing quotations of interest rates applicable to U.S. Dollar deposits in the London interbank market) at approximately 11:00 a.m. (London time) on such day or, if such day is not a business day in London, the immediately preceding business day in London. In the event that such rate is not available on any day at such time for any reason, then the “Daily/30 Day LIBOR Rate” for such day shall be the rate at which thirty (30) day U.S. Dollar deposits of $5,000,000 are offered by the principal London office of JPMorgan Chase Bank, N.A., as an Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m. (London time) on such day; and if JPMorgan Chase Bank, N.A., as an Administrative Agent is for any reason unable to determine the Daily/30 Day LIBOR Rate in the foregoing manner or has determined in good faith that the Daily/ 30 Day LIBOR Rate determined in such manner does not accurately reflect the cost of acquiring, funding or maintaining its Percentage Interest of the Aggregate Note Balance, the Daily/30 Day LIBOR Rate for such day shall be the Alternative Rate.

II-1